                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                            A.G. EDWARDS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

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

                           [A.G. EDWARDS, INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 22, 2000

    The Annual Meeting of the Stockholders of A.G. Edwards, Inc. (the "Company") will be held at the home office of the Company, One North Jefferson Avenue, St. Louis, Missouri, on Thursday, June 22, 2000, at 10:00 a.m., local time, for the following purposes:

    1.    To elect three directors;

    2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending February 28, 2001; and

    3. To transact such other business as may properly come before the annual meeting and any adjournments thereof.

    Only stockholders of the Company of record as of the close of business on May 1, 2000 will be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof.

    Stockholders may vote their shares by using the telephone or the Internet by following the instructions on the accompanying proxy or may sign, date and return the accompanying proxy in the enclosed business reply envelope. If you later desire to revoke your proxy, you may do so at any time before the voting at the meeting.

                                                DOUGLAS L. KELLY

                                                    Secretary

May 15, 2000

                           [A.G. EDWARDS, INC. LOGO]

                                PROXY STATEMENT

                              GENERAL INFORMATION

    The enclosed form of proxy is solicited by and on behalf of the Board of Directors of A.G. Edwards, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on June 22, 2000 (the "2000 Annual Meeting") and at any adjournments thereof. The stockholder giving the proxy has the power to revoke it any time before it is exercised by notice in writing to the Secretary of the Company at the Company's principal executive offices at One North Jefferson Avenue, St. Louis, Missouri 63103, by properly submitting to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person. The proxy will be voted as specified by the stockholder in the spaces provided or, if no specification is made, it will be voted for Proposals 1 and 2.

    This Proxy Statement and form of proxy are first being mailed to the stockholders of the Company on or about May 15, 2000. The solicitation of proxies is being made primarily by the use of the mails. The cost of preparing and mailing this Proxy Statement and accompanying materials, and the cost of any supplementary solicitations, which may be made by mail, telephone, telegraph or personally by officers and employees of the Company and its subsidiaries, will be borne by the Company.

    Only stockholders of record at the close of business on May 1, 2000 are entitled to notice of, and to vote at, the 2000 Annual Meeting and any adjournments thereof. On May 1, 2000 the Company had outstanding 84,770,280 shares of Common Stock. Each outstanding share is entitled to one vote on each director position, and each other matter, to be voted on at the 2000 Annual Meeting. A majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the 2000 Annual Meeting. Votes cast by proxy or in person at the 2000 Annual Meeting will be tabulated by the inspectors of election appointed by the Board of Directors for the meeting.

    Shares which are entitled to vote but which are not voted at the direction of the beneficial owner ("abstentions") and shares represented by proxies or ballots which are marked "withhold authority" with respect to the election of any one or more nominees for election as directors will be counted for the purpose of determining whether there is a quorum for the transaction of business at the 2000 Annual Meeting.

    Abstentions may be specified on Proposal 2 to ratify the appointment of independent auditors, but not on Proposal 1 to elect directors.

    The affirmative vote of a plurality of the shares represented at the meeting is required to elect directors. "Plurality" means that the nominees who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the 2000 Annual

Meeting. Consequently, any shares represented at the 2000 Annual Meeting but not voted for any reason have no impact on the election of directors.

    The affirmative vote of a majority of the shares represented at the meeting is required to approve Proposal 2 to ratify the appointment of the independent auditors. Broker non-votes will not be counted with respect to, and will have no effect on, whether the stockholders approve this proposal. Abstentions, however, are counted in determining whether the stockholders have approved this proposal and, thus, have the effect of a vote against the proposal.

                       PROPOSAL 1: ELECTION OF DIRECTORS

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The business of the Company is under the general management of the Board of Directors as provided by the laws of Delaware, the state of incorporation. The Board of Directors generally meets at least quarterly and held four meetings during the 2000 fiscal year. Between Board meetings, Board responsibilities are delegated to the Executive Committee, comprised of five Board members. The Executive Committee held three meetings during the 2000 fiscal year.

    The Nominating Committee of the Board of Directors consists of the four independent members of the Board of Directors, Dr. Louis Fernandez, Dr. E. Eugene Carter, Charmaine S. Chapman and Samuel C. Hutchinson, and the Chairman of the Board, Benjamin F. Edwards III. Stockholders also may make nominations for directors. Stockholders wishing to propose nominees for consideration at the 2001 Annual Meeting must comply with a Bylaw provision dealing with nominations. For a discussion of the nominating procedures, see "Stockholder Proposals."

    The Company has a Compensation Committee comprised of the four independent directors. The Compensation Committee held two meetings during the 2000 fiscal year. The Compensation Committee was responsible for establishing the compensation of Benjamin F. Edwards III and the amount of awards to certain executives under the Performance Plan for Executives for the 2000 fiscal year. The Compensation Committee of A.G. Edwards & Sons, Inc., a wholly-owned subsidiary of the Company (the "Brokerage Company"), determined the compensation of all employees for the 2000 fiscal year, including officers of the Company, with the exception of Benjamin F. Edwards III and the award under the Performance Plan for Executives to four other executive officers. (See "Joint Report of the Compensation Committees of the Brokerage Company and the Company.")

    The Audit Committee of the Board of Directors consists of the four independent directors and held three meetings during the 2000 fiscal year. The Audit Committee performed the following principal functions: (i) reviewed quarterly and year-end financial statements with the outside auditors, internal auditors and management; (ii) reviewed the scope of the external and internal audits and reports with the outside and internal auditors and management; (iii) reviewed the outside auditor's management letter and management's response thereto; (iv) recommended the selection of outside auditors; (v) reviewed the quality and depth of the Company's internal audit, accounting and financial staffs; and (vi) reviewed and approved the rendering of audit and nonaudit services by the outside auditors.

    During the 2000 fiscal year, all directors attended at least 90 percent of all meetings of the Board of Directors and the committees of the Board on which each served.

NOMINEES FOR DIRECTORS

    The Company's Certificate of Incorporation and Bylaws provide for a classified Board of Directors, with the Board divided into three classes whose terms expire at different times. The Company presently has nine directors. Three members are to be elected to the Board of Directors at the 2000 Annual Meeting, each to serve for a term of three years. The Nominating Committee and the Board of Directors have made three nominations for directors. Two of the nominees, Charmaine S. Chapman and Benjamin F. Edwards IV, are now directors of the Company. The third nominee is Dr. Mark S. Wrighton. One current director, Dr. Louis Fernandez, chose not to stand for reelection.

    The Board of Directors has adopted a resolution stating that a majority of members of the Board of Directors should be independent as determined under the New York Stock Exchange Listed Company Manual governing Audit Committees. In order to implement the resolution, two current directors, Ronald J. Kessler and Robert L. Proost, who are members of management, have stated their intention to resign as directors immediately after the election of directors at the 2000 Annual Meeting. Assuming the nominees of the Board of Directors are elected and the two current management directors named above resign, the Board of Directors will be reduced in size to seven directors and will consist of four independent directors and three directors who are currently members of management.

    The persons named in the enclosed form of proxy intend to vote the proxies in favor of the election of the nominees listed below to serve as directors of the Company for terms expiring in 2003 or until the election and qualification of their successors, unless the stockholder indicates on the form of proxy that the vote should be withheld or contrary directions are indicated. If one or more nominees shall become unavailable for any reason, the Board of Directors, in its discretion, may, unless the Board of Directors provides by resolution for a lesser number of directors, designate one or more substitute nominees, in which case such proxies will be voted for such substituted nominees. The Board of Directors has no reason to doubt the availability of any of the nominees, and each has indicated a willingness to serve if elected. All of the current directors were elected by the stockholders except for Ronald J. Kessler, who was elected by the Board of Directors to fill a vacancy created by the resignation of a director.

                                                                                     YEAR FIRST ELECTED
                                                                                       DIRECTOR OF THE
                                       PRINCIPAL OCCUPATION FOR THE PAST            COMPANY/CURRENT BOARD
         NAME AND AGE                  FIVE YEARS AND OTHER DIRECTORSHIPS           COMMITTEE MEMBERSHIP
         ------------                  ----------------------------------           ---------------------

                                 NOMINEES FOR DIRECTORS TO BE ELECTED IN 2000
                                          FOR TERMS EXPIRING IN 2003

Charmaine S. Chapman, 60           President and Chief Executive Officer of                 1997
                                   the United Way of Greater St. Louis from             Member of the
                                   1994 to present.                             Audit Committee, Compensation
                                                                                  Committee and Nominating
                                                                                          Committee

Benjamin F. Edwards IV, 44<F1>     Vice Chairman of the Board of the Company                1997
                                   and Vice Chairman of the Board of the                Member of the
                                   Brokerage Company since 1999; Executive           Executive Committee
                                   Vice President and Director of the Sales
                                   and Marketing Division of the Brokerage
                                   Company since 1997 and Director of the
                                   Investment Banking Division of the
                                   Brokerage Company from 1999 to 2000.
                                   Regional Manager of the Brokerage Company
                                   from 1995 to 1997. Employee of the
                                   Brokerage Company for 22 years. Director
                                   of the Brokerage Company since 1994.

Dr. Mark S. Wrighton, 50           Chancellor of Washington University since
                                   1995; Provost, Massachusetts Institute of
                                   Technology from 1990 to 1995. Director of
                                   Cabot Corporation, Helix Technology
                                   Corporation, Ionics, Incorporated and OIS
                                   Optical Imaging Systems, Inc.


                                       5


                                                                                     YEAR FIRST ELECTED
                                                                                       DIRECTOR OF THE
                                       PRINCIPAL OCCUPATION FOR THE PAST            COMPANY/CURRENT BOARD
         NAME AND AGE                  FIVE YEARS AND OTHER DIRECTORSHIPS           COMMITTEE MEMBERSHIP
         ------------                  ----------------------------------           ---------------------

                                    DIRECTORS WITH TERMS EXPIRING IN 2002

Benjamin F. Edwards III, 68<F1>    Chairman of the Board, President and Chief               1983
                                   Executive Officer of the Company; Chairman           Member of the
                                   of the Board, President and Chief                 Executive Committee
                                   Executive Officer of the Brokerage             and Nominating Committee
                                   Company. Employee of the Brokerage Company
                                   for 43 years. Director of the Brokerage
                                   Company since 1967. Director of
                                   Heilig-Meyers Company and National Life
                                   Insurance Company of Vermont.

Samuel C. Hutchinson, Jr., 57      President, Interface Construction Corp.                  1993
                                   since 1978.                                          Member of the
                                                                                      Audit Committee,
                                                                                 Compensation Committee and
                                                                                    Nominating Committee

Robert L. Proost, 62               Vice President, Chief Financial Officer                  1998
                                   and Treasurer of the Company; Corporate              Member of the
                                   Vice President, Treasurer, Chief Financial        Executive Committee
                                   Officer and Director of the Administration
                                   Division of the Brokerage Company.
                                   Employee of the Brokerage Company for 12
                                   years. Director of the Brokerage Company
                                   since 1989. Director of Baldor Electric
                                   Company and the Securities Industry
                                   Automation Corporation.


                                       6


                                                                                     YEAR FIRST ELECTED
                                                                                       DIRECTOR OF THE
                                       PRINCIPAL OCCUPATION FOR THE PAST            COMPANY/CURRENT BOARD
         NAME AND AGE                  FIVE YEARS AND OTHER DIRECTORSHIPS           COMMITTEE MEMBERSHIP
         ------------                  ----------------------------------           ---------------------

                                      DIRECTORS WITH TERMS EXPIRING 2001

Ronald J. Kessler, 52              Corporate Vice President and Director of                 1999
                                   the Operations Division of the Brokerage             Member of the
                                   Company since 1998; Assistant Director of         Executive Committee
                                   the Operations Division of the Brokerage
                                   Company from 1988 to 1998. Employee of the
                                   Brokerage Company for 32 years. Director
                                   of the Brokerage Company since 1989.

Robert L. Bagby, 56                Vice Chairman of the Board of the Company                1995
                                   and Vice Chairman of the Board of the                Member of the
                                   Brokerage Company since 1996; Executive           Executive Committee
                                   Vice President and Director of the Branch
                                   Division of the Brokerage Company.
                                   Employee of the Brokerage Company for 25
                                   years. Director of the Brokerage Company
                                   since 1979.

Dr. E. Eugene Carter, 58           Trustee, Charlotte R. Boschan Trust.                     1983
                                   Research Fellow, Lincoln Institute of Land           Member of the
                                   Policy. Director of the Brokerage Company          Audit Committee,
                                   from 1976 to 1983.                            Compensation Committee and
                                                                                    Nominating Committee

-------

<F1> Benjamin F. Edwards III and Benjamin F. Edwards IV are father and son.

                             DIRECTOR COMPENSATION

    For fiscal year 2001, which began March 1, 2000, Directors, except those who are officers or employees of the Company or its subsidiaries, will receive an annual fee of $20,000 and a fee of $1,000 for each Company Board of Directors' meeting, committee meeting or Brokerage Company Board of Directors' meeting attended. At least one-half of the annual compensation will be paid in the form of common stock of the Company with the value of the stock based on the market price on the first business day of July of the fiscal year in which the compensation is earned. Non-employee directors do not participate in any of the Company's employee benefit plans.

    For fiscal year 2000, Directors, except those who are officers or employees of the Company or its subsidiaries, received an annual fee of $12,000, a fee of $1,000 for each Company Board of Directors' meeting attended and a fee of $800 for each committee meeting or Brokerage Company Board of Directors' meeting attended. Non-employee directors did not participate in any of the Company's employee benefit plans.

                    OWNERSHIP OF THE COMPANY'S COMMON STOCK

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the beneficial ownership of the Company's Common Stock as of May 1, 2000 by (i) each director and nominee, (ii) each executive officer named in the Summary Compensation Table, and (iii) all directors and executive officers as a group:

                                                          NUMBER                 PERCENTAGE
                         NAME                            OF SHARES                OF CLASS
                         ----                            ---------               ----------
    Robert G. Avis                                       362,393<F1>                <F2>

    Robert L. Bagby                                       88,485<F1><F3>            <F2>

    Dr. E. Eugene Carter                                 343,539                    <F2>

    Charmaine S. Chapman                                     730                    <F2>

    Benjamin F. Edwards III                              790,492<F1><F4>            <F2>

    Benjamin F. Edwards IV                                66,163<F1>                <F2>

    Dr. Louis Fernandez                                    1,932<F5>                <F2>

    Alfred E. Goldman                                     31,276<F1>                <F2>

    Samuel C. Hutchinson, Jr.                              1,745                    <F2>

    Ronald J. Kessler                                    116,970<F1><F6>            <F2>

    Robert L. Proost                                      28,574<F1><F7>            <F2>

    Dr. Mark S. Wrighton                                   1,000                    <F2>

    All Directors and Executive Officers as a
      Group (18 persons)                               1,993,298<F1>                2.4%

-------

<F1> Includes restricted stock issued pursuant to the Company's 1988 Incentive
     Stock Plan (the "1988 Plan") as to which each recipient has sole voting power and no current investment power, as follows: Mr. Avis, 2,396 shares; Mr. Bagby, 7,941 shares; Mr. Edwards III, 2,396 shares; Mr. Edwards IV, 5,398 shares; Mr. Goldman, 2,396 shares; Mr. Kessler, 7,941 shares; Mr. Proost, 2,396 shares; and other executive officers, 35,520 shares.

<F2> Percentages of less than 1% have been omitted.

<F3> Mr. Bagby has shared voting and investment power over 62,516 shares, including 62,342 shares owned by his wife and 174 shares held jointly with his wife.

<F4> Mr. Edwards III has shared voting and investment power over 305,474 shares, including 245,000 shares held by him as co-trustee of a trust and 60,474 shares held by his wife.

<F5> Mr. Fernandez has shared voting and investment power over 1,932 shares held by him as a co-trustee of a trust.

<F6> Mr. Kessler has shared voting and investment power over 40,192 shares held by him as co-trustee of a trust.


                                       9


<F7> Mr. Proost has shared voting and investment power over 25,663 shares held by him as a co-trustee of a trust.

OWNERSHIP BY CERTAIN OTHER PERSONS

    To the knowledge of the Company, no person is the beneficial owner of more than five percent of the Common Stock of the Company.

                             EXECUTIVE COMPENSATION

    The table on the next page sets forth for each of the Company's last three fiscal years the compensation of the Company's Chief Executive Officer and its other four most highly compensated executive officers serving at the end of the fiscal year (the "Named Executive Officers").

                                           SUMMARY COMPENSATION TABLE


                                                         ANNUAL                     LONG TERM
                                                      COMPENSATION             COMPENSATION AWARDS
                                                  ---------------------   ------------------------------
                                                                                              NUMBER OF
                                                                             RESTRICTED      SECURITIES    ALL OTHER
                                         FISCAL                             STOCK AWARDS     UNDERLYING    COMPENSA-
     NAME AND PRINCIPAL POSITION          YEAR     SALARY      BONUS      <F1><F2><F3><F4>   OPTIONS<F2>   TION<F5>
     ---------------------------         ------    ------      -----      ----------------   -----------   ---------

Benjamin F. Edwards III,                  2000    $450,630   $1,801,309       $ 80,581              0      $100,000
Chairman of the Board, President and      1999     433,630    1,392,648        101,816              0       100,000
Chief Executive Officer of the            1998     417,630    1,352,421         98,105              0       100,000
Company; Chairman of the Board,
President and Chief Executive Officer
of the Brokerage Company


Robert G. Avis,                           2000    $276,630   $1,111,978       $ 80,581              0      $100,000
President of A.G. Edwards Capital, Inc.;  1999     276,840      995,141        101,816              0       100,000
until March 1, 2000, Vice Chairman        1998     271,420      961,956         98,105              0       100,000
of the Board and Executive Vice
President of the Brokerage Company;
until March 1, 1999, Vice Chairman of
the Board of the Company and Vice
Chairman and Director of the
Investment Banking Division of the
Brokerage Company

Robert L. Bagby,                          2000    $248,630   $1,264,601       $ 80,581              0      $100,000
Vice Chairman of the Board of the         1999     239,630      969,136        101,816              0       100,000
Company; Vice Chairman of the             1998     228,630      944,935         98,105              0       100,000
Board, Executive Vice President
and Director of the Branch Division
of the Brokerage Company

Benjamin F. Edwards IV,                   2000    $216,840   $1,131,868       $      0          6,357      $100,000
Vice Chairman of the Board of the         1999     206,840      858,780        101,816              0       100,000
Company; Vice Chairman of the             1998     196,840      799,158         98,105              0        90,655
Board, Executive Vice President,
Director of the Sales and Marketing
Division of the Brokerage Company;
Director of the Investment Banking
Division of the Brokerage Company
until March 1, 2000

Alfred E. Goldman                         2000    $196,130   $  980,027       $ 80,581              0      $100,000
Corporate Vice President and Director     1999     189,630      775,605        101,816              0       100,000
of Market Analysis of the Brokerage       1998     183,630      783,867         98,105              0       100,000
Company

---------

<F1> Amounts shown include both Restricted Share and "Phantom Stock Credit"
     awards, which are valued based on the closing prices of Common Stock on the Consolidated Transaction Reporting System on the dates of grant of such awards. The awards are made as of the end of the fiscal year for which they are awarded for service during that fiscal year. Restricted Shares can be awarded to participants in the 1988 Plan who are under age
     60. The restrictions on Restricted Shares lapse three years after their award date. Participants who are 60 years of age or older ("Over 60 Participants") do not receive Restricted Shares. Instead, they are awarded "Phantom Stock Credits" which serve as the basis for an award of Restricted Shares two years after their award date ("Deferred Award Date"), with each Phantom Stock Credit


                                       11

     representing the right to receive one Restricted Share. The number of Phantom Stock Credits awarded to an Over 60 Participant is adjusted to reflect dividends on the Common Stock. Restricted Shares awarded as of any Deferred Award Date are subject to all of the terms and restrictions applicable to other Restricted Shares, except the restrictions last for only nine months.

<F2> The awards of Restricted Shares, Phantom Stock Credits and Options contain provisions for the accelerated lapsing of the restrictions for Restricted Shares (including those issued based on Phantom Stock Credits) and the accelerated exercisability of Options in the event of a merger, consolidation, acquisition, sale or transfer of assets, tender, or exchange offer or other reorganization in which the Company does not survive as an independent, publicly-owned company.

<F3> The aggregate number and value of Restricted Shares and Phantom Stock
     Credits held by the persons named in the table as of February 29, 2000, are as follows: Mr. Edwards III, 2,396 shares and 5,667 credits--$255,516; Mr. Avis, 2,396 shares and 5,667 credits--$255,516; Mr. Bagby, 7,941 shares and 0 credits--$251,650; Mr. Edwards IV, 5,398 shares and 0 credits--$171,063; and Mr. Goldman, 2,396 shares and 5,667 credits--$255,516.

<F4> Dividends are paid on unvested Restricted Shares and adjustments are made to Phantom Stock Credits for dividends as discussed in Note 1 to this table above; such dividends and adjustments are equal in amount to the dividends paid on shares of Common Stock.

<F5> Amounts shown consist of the following: (i) amounts set aside under the
     Company's Retirement and Profit Sharing Plan for the 1998, 1999 and 2000 fiscal years, respectively--Mr. Edwards III, $18,803, $18,638 and $19,207; Mr. Avis, $18,803, $18,638 and $19,207; Mr. Bagby, $18,803, $18,638 and
     $19,207; Mr. Edwards IV, $18,803, $18,638 and $19,207; and Mr. Goldman,
     $18,803, $18,638 and $19,207; and (ii) amounts credited to accounts under the Company's Excess Profit Sharing Deferred Compensation Plan for the 1998, 1999 and 2000 fiscal years, respectively--Mr. Edwards III, $81,197, $81,362 and $80,793; Mr. Avis, $81,197, $81,362 and $80,793; Mr. Bagby,
     $81,197, $81,362 and $80,793; Mr. Edwards IV, $71,852, $81,362 and
     $80,793; and Mr. Goldman, $81,197, $81,362 and $80,793.

    The following table sets forth certain information regarding the exercise of options to purchase Company Common Stock during the Company's 2000 fiscal year by the Named Executive Officers and the unexercised options to purchase Company Common Stock held by such persons on February 29, 2000.

                             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                    AND FISCAL YEAR-END OPTION VALUES

                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                             NUMBER OF               OPTIONS AT FISCAL YEAR-END        FISCAL YEAR-END<F1>
                              SHARES                 ---------------------------   ---------------------------
                            ACQUIRED ON    VALUE     EXERCISABLE   UNEXERCISABLE
          NAME               EXERCISE     REALIZED    (SHARES)       (SHARES)      EXERCISABLE   UNEXERCISABLE
          ----              -----------   --------   -----------   -------------   -----------   -------------
Benjamin F. Edwards III        6,627      $119,617       --             --             $0             $0

Robert G. Avis                  --               0       --             --              0              0

Robert L. Bagby                 --               0       --             --              0              0

Benjamin F. Edwards IV          --               0       --            6,357            0              0

Alfred E. Goldman               --               0       --             --              0              0

---------

<F1> Options become exercisable three years after they are awarded, and must be exercised no later than eight years after they are awarded.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    All of the members of the Compensation Committee of the Brokerage Company (as named on page 18) are or were officers of the Company or one of its subsidiaries. Messrs. Bagby, Edwards III, Edwards IV, Kessler and Proost are all directors of the Company and are officers and directors of the Company or one of its subsidiaries.

                  JOINT REPORT OF THE COMPENSATION COMMITTEES
                    OF THE BROKERAGE COMPANY AND THE COMPANY

    The Compensation Committee of the Brokerage Company (the "Brokerage Committee") determined the compensation for the fiscal year ended February 29, 2000 (the "2000 fiscal year") of all officers of the Company with the exception of Benjamin F. Edwards III and with the exception of certain performance-based compensation of the other Named Executive Officers. The Compensation Committee of the Company (the "Company Committee") determined the compensation of Benjamin
F. Edwards III and certain performance-based compensation of the other Named Executive Officers.

    It is the policy of the Company to have a substantial portion of each officer's annual compensation directly related to the performance of the Company. The policy is applied consistently to all the Named Executive Officers, including Mr. Edwards III.

    For the 2000 fiscal year, the annual compensation of the Named Executive Officers had seven components, each of which is discussed below. The Company seeks to structure compensation for its executive officers so that all of the compensation is deductible by the Company for federal income tax purposes, including meeting the requirements of Section 162(m) of the Internal Revenue Code for deductibility of compensation in excess of a certain amount. However, if the Company is not able to structure compensation for its executive officers so that all such compensation is deductible, the Board of Directors of the Company, the Company Committee or the Brokerage Committee, as appropriate, will make a determination in its business judgment as to the appropriate compensation for such executives considering the benefits and the costs to the Company, including in its considerations the additional costs arising from the inability to deduct part or all of the compensation.

    Base Salary. A base salary was set prior to the beginning of the 2000 fiscal year by the Brokerage Committee for each Named Executive Officer other than Mr. Edwards III and by the Company Committee for Mr. Edwards III. Base salaries are intended to be relatively moderate, but competitive, for the Company's industry. The increase in the Base Salary for Mr. Edwards III of 4.0% for the 2000 fiscal year was established consistent with the guidelines used for increases for other officers of the Brokerage Company and after consideration by the Company Committee of a recommendation by the Brokerage Committee (determined without Mr. Edwards III).

    Corporate Executive Bonus Plan. The Corporate Executive Bonus Plan is designed to provide certain officers and key employees of the Company and its subsidiaries with direct participation in the profitability of the Company. Unless the Company has a specified minimum of pre-tax earnings ($2,500,000 in the 2000 fiscal year), no payment is made under the Plan. Awards under the Plan are based on prescribed formulae that take into account the employee's position with the Company, individual performance, and the Company's earnings. The formula for bonus accrual (the "bonus pool") is determined prior to the beginning of each fiscal year by the Board of Directors and is based on (i) the Company's consolidated earnings before provision for income taxes, certain employee bonuses, and discretionary Profit Sharing Plan contributions, (ii) certain branch office profits, and (iii) the net revenues of certain departments. The formula for accrual for the 2000 fiscal year was the same as for the prior fiscal year. The Board of Directors has discretion to increase or decrease the amount subject to the plan.

    Eligible officers are assigned "shares" in the bonus pool prior to the beginning of the fiscal year. Such shares are assigned based on the officer's position and responsibility with the Company and individual performance. Eligible officers, other than Mr. Edwards III, were assigned shares for the 2000 fiscal year by the Brokerage Committee. The Company Committee assigned 100 shares to Mr. Edwards III for the 2000 fiscal year, the same number of shares he had for the prior fiscal year. No officer has ever received more than 100 shares. During the 2000 fiscal year, four officers, including one of the Named Executive Officers and Mr. Edwards III, had 100 shares. Since the Corporate Executive Bonus Plan was adopted in 1979, Mr. Edwards III has received the maximum number of shares assigned to any individual under the plan each year. At the beginning of the 2000 fiscal year, a total of 12,278 shares were assigned to 491 eligible officers.

    Under the Corporate Executive Bonus Plan, after the end of the fiscal year, the accrued bonus pool is mathematically divided into two separate portions, consisting of two-thirds and one-third, respectively. The two-thirds portion is distributed in accordance with the number of shares previously assigned to each participant. The one-third portion is distributed based on a formula which weights each participant's shares by the participant's base salary. The sum of the two portions is each participant's total Corporate Executive Bonus for the fiscal year, and is paid after the end of the fiscal year.

    The Corporate Executive Bonus Plan limits the amount that can be paid to individual participants so that all compensation paid under the Corporate Executive Bonus Plan is tax deductible by the Company. To the extent amounts may not be paid under the Corporate Executive Bonus Plan to individual participants because of the tax limitation, the amounts may be paid under the Performance Plan for Executives (the "Performance Plan") if the conditions of the Performance Plan are met.

    Performance Plan for Executives. The Performance Plan was adopted solely in response to the enactment of the Section 162(m) of the Internal Revenue Code in 1993. Section 162(m) requires conditions to be met for certain compensation of specified executive officers to be deductible. In order to meet the conditions of Section 162(m) with no significant change in the compensation structure of the Company, the Corporate Executive Bonus Plan was amended to limit compensation which would otherwise be payable under the Corporate Executive Bonus Plan and the Performance Plan for Executives was adopted in order to pay the compensation which, but for the limitation, would have been payable under the Corporate Executive Bonus Plan. The Company's intent and the provisions of the Plans are drafted to provide that the combined plans will operate in the same manner as the Corporate Executive Bonus Plan operated prior to the enactment of Section 162(m), subject only to certain limitations on payments.

    The participants in the Performance Plan are those employees of the Company who are: (i) "covered employees" under Section 162(m) of the Internal Revenue Code, (ii) designated individually or by class description to be "Covered Employees" under the Performance Plan by the Company Committee, and (iii) participants under the Corporate Executive Bonus Plan. The

Company Committee has designated all executive officers of the Company to be Covered Employees, and all of the executive officers of the Company are participants in the Corporate Executive Bonus Plan. Section 162(m), however, limits "covered employees" to only the Chief Executive Officer of the Company and the four highest compensated officers of the Company (other than the Chief Executive Officer), so, in any fiscal year, there can be no more than five participants.

    The performance goals for the Performance Plan were approved by the stockholders in 1994 and are the same as for the Corporate Executive Bonus Plan. The actual amount payable to a Covered Employee in a fiscal year under the Performance Plan is the lesser of: (i) the amount of reduction in payments to the Covered Employee as a participant under the Corporate Executive Bonus Plan for that fiscal year as a result of Section 162(m), (ii) the Covered Employee's Initial Bonus Amount for that fiscal year, and (iii) the Maximum Bonus Amount for that fiscal year. A Covered Employee's Initial Bonus Amount each fiscal year is equal to the amount that the Covered Employee would be prohibited from receiving under the Corporate Executive Bonus Plan as a result of Section 162(m) as determined solely from fixed assumptions contained in the Performance Plan and information known as of the beginning of the fiscal year. The Maximum Bonus Amount for each Covered Employee was $3,221,020 for fiscal year 2000. The Maximum Bonus Amount increases each fiscal year by 10% over the prior fiscal year. Before any amount can be paid under the Performance Plan, the Company Committee must certify in writing that the performance goals and the material terms of the Performance Plan were satisfied. The Company Committee certified that the performance goals and material terms were satisfied for the 2000 fiscal year and the amounts paid to Mr. Edwards III and each of the Named Executive Officers are included in the Summary Compensation Table.

    Discretionary Bonus. Mr. Edwards III may award a discretionary bonus to any officer other than himself and the Company Committee may award a discretionary bonus to Mr. Edwards III. The discretionary bonus is intended to reward efforts or results by an individual which are not recognized or compensated by other compensation. No objective standards, criteria or established targets are used to determine the amount of the discretionary bonuses. For the 2000 fiscal year, the Company Committee determined at the end of the year to make an award of $125,000 to Mr. Edwards III in recognition of the results for the year by the Company under his leadership, in recognition of the extra efforts made by him in the Company and in the community which benefit the Company, and in recognition that his compensation is moderate for the industry. Two other Named Executive Officers received discretionary bonuses totaling $170,000 for the 2000 fiscal year.

    1988 Incentive Stock Plan. The 1988 Plan is designed to motivate employees of the Company and its subsidiaries through the incentives inherent in stock ownership by providing the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis. The 1988 Plan provides for the granting of Options or Restricted Shares, or both. If Options are granted, the participant receives an option to purchase 2.5 times the number of shares that would have been granted as Restricted Shares. The Named Executive Officers, including Mr. Edwards III, are awarded an amount equal to 25% of each such officer's Corporate Executive Bonus and Performance Plan Bonus (as described above); provided, in no event can the award amount for any participant exceed an amount set by the 1988 Plan, $100,000 in the 2000 fiscal year. Accordingly, the awards of Options and Restricted Shares are related to the profitability of the Company in substantially the same manner as the awards under the Corporate Executive Bonus Plan and the Performance Plan.

    The Options provide for the purchase of shares of Common Stock at market value on the determination date and do not become exercisable until three years after the date of award. Because the value of the Options is dependent on the increase of the market value of the Common Stock over at least a three year period, the Options provide a long-term incentive for the executives to stay with the Company and to increase the market value of the Common Stock.

    Restricted Shares are also awarded based on the market value of the Common Stock on the determination date (participants 60 years of age and over on the date Restricted Shares are awarded receive Phantom Stock Credits, in lieu of Restricted Shares, which serve as the basis for an award of Restricted Shares two years after the award date). The Restricted Shares are subject to restrictions for three years after their award except those shares converted from Phantom Stock Credits are subject to a nine month restricted period after conversion. Again, by an award of Restricted Shares, the executives are encouraged to remain with the Company and to increase the market value of the Common Stock.

    The 1988 Plan also has an Employee Stock Purchase Plan portion to authorize the award of options qualified under Section 423 of the Internal Revenue Code to qualified employees. The qualified employees include most of the full-time and part-time employees of the Company and its subsidiaries. Participation in the Employee Stock Purchase Plan is not based upon the performance of the Company; employees elect to use a portion of their compensation to buy Common Stock under the plan. The Employee Stock Purchase Plan is intended to encourage the employees of the Company to obtain or increase a proprietary interest in the Company on a favorable basis by offering Common Stock at below market value. Shares under the Employee Stock Purchase Plan are issued at a price based upon a formula which is at least 15% below market at the sale date.

    Retirement and Profit Sharing Plan. The Company maintains a Retirement and Profit Sharing Plan (the "Profit Sharing Plan"), which is qualified under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). In addition to certain required matching and non-matching contributions, the Company may make a discretionary contribution as determined each year by the Board of Directors of the Company. On February 19, 1999, the Board of Directors of the Company approved an accrual formula for the discretionary contribution to the Profit Sharing Plan for the 2000 fiscal year in an amount not less than 8% and not more than 10% of the Company's earnings on a consolidated basis and before certain bonuses, Company discretionary Profit Sharing Plan contributions and taxes on income. The maximum total Company and employee contribution allowable with respect to any employee under the Profit Sharing Plan in the last fiscal year was $30,000; however, because of the contribution rate and other limitations on recognized compensation in the Profit Sharing Plan, the actual maximum Company contribution with respect to any employee was less than that amount.

    Excess Profit Sharing Deferred Compensation Plan. The Company has established the Excess Profit Sharing Deferred Compensation Plan (the "Excess Benefit Plan") to provide deferred compensation to certain participants in the Profit Sharing Plan whose benefit in the Profit Sharing Plan is subject to limitations imposed by the Internal Revenue Code. Contributions to the Excess Benefit Plan are based on the same basic formula as the Profit Sharing Plan, but without regard to certain limitations imposed by the Internal Revenue Code on the benefits of highly compensated employees. The maximum aggregate contribution by the Company for any employee under both the Profit Sharing Plan and the Excess Benefit Plan in the last fiscal year was $100,000; accordingly, the maximum benefit with respect to any employee under the Excess Benefit Plan was the difference between $100,000 and the Profit Sharing Plan Company contribution with respect to such employee.

    Procedures for Compensation of Mr. Edwards III. Prior to the beginning of the 2000 fiscal year, the Company Committee considered the compensation of Mr. Edwards III. The Company Committee reviewed the seven components of the compensation structure of the Company, the historical performance of the structure, the consistency of the compensation components for Mr. Edwards III with the components for other officers, the guidelines used for determining the base salaries of other officers, the recommendation of the Brokerage Committee (determined without Mr. Edwards III) that the increase for Mr. Edwards III should be consistent with the guidelines for other officers and the compensation of officers in other companies in the industry. Based on the review, the Company Committee determined the increase in the base salary for Mr. Edwards III should be 4.0% and that the other components of his compensation should not be changed from the prior year.

    At the end of the 2000 fiscal year, the Company Committee reviewed the components of the compensation of Mr. Edwards III, the performance of the Company for the 2000 fiscal year, the compensation of other officers of the Company and its subsidiaries, and information concerning compensation at other companies in the industry. Based on the review discussed above under "Discretionary Bonus," the Company Committee determined that a discretionary bonus should be paid to Mr. Edwards III for the 2000 fiscal year in the amount of $125,000.

     MEMBERS OF THE COMPENSATION                                 MEMBERS OF THE COMPENSATION
      COMMITTEE OF THE COMPANY                                   COMMITTEE OF THE BROKERAGE
        ("COMPANY COMMITTEE")                                  COMPANY ("BROKERAGE COMMITTEE")
-------------------------------------       ---------------------------------------------------------------------
Dr. E. Eugene Carter                        Mary V. Atkin                         Benjamin F. Edwards IV

Charmaine S. Chapman                        Robert L. Bagby                       Douglas L. Kelly

Dr. Louis Fernandez, Chairman               Donnis L. Casey                       Ronald J. Kessler

Samuel C. Hutchinson, Jr.                   Benjamin F. Edwards III,              Robert L. Proost
                                              Chairman

                               PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total stockholder return on its Common Stock for a five year period (February 28, 1995 to February 29, 2000) with the cumulative total return of the Standard & Poor's 500 Stock Index, and a peer group index consisting of seven companies: The Bear Stearns Companies, Inc., The Charles Schwab Corporation, J.P. Morgan & Co. Incorporated, Lehman Brothers Holdings Inc., Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co., and PaineWebber Group Inc. The graph assumes that the value of the investment in Common Stock and each index was $100 at February 28, 1995, and that all dividends were reinvested. Stock price performances shown on the graph are not necessarily indicative of future price performances.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                                    [GRAPH]

--------------------------------------------------------------------------------------------
                          1995        1996        1997        1998        1999        2000
============================================================================================
 A.G. Edwards             100         110         165         300         235         233
 Peer Group               100         139         205         314         440         701
 S&P 500 Index            100         135         170         229         275         307
--------------------------------------------------------------------------------------------

                              CERTAIN TRANSACTIONS

    Directors and executive officers of the Company have been clients of and have had brokerage transactions with the Company in the ordinary course of business. Included in such transactions are the maintenance of margin accounts and the extension of credit under Federal Reserve Regulation T. Such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other clients and did not and do not involve more than normal risk of collectibility or present other unfavorable features.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Securities Exchange Act of 1934, as amended, requires all executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock to report any changes in the ownership of Common Stock of the Company to the Securities and Exchange Commission, the New York Stock Exchange and the Company. Based solely upon a review of these reports and written representations regarding the filing of the reports, the Company believes that all reports were filed on a timely basis.

                PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors, on recommendation of the Audit Committee, has appointed Deloitte & Touche LLP, Certified Public Accountants, as independent auditors of the Company for the fiscal year ending February 28, 2001.

    Deloitte & Touche LLP or its predecessor firms have served as the independent auditors of the Company since its incorporation in 1983 and of the Brokerage Company for more than fifty years. A representative of Deloitte & Touche LLP will be present at the 2000 Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

    Although this appointment is not required to be submitted to a vote of stockholders, the Board of Directors believes it is appropriate to request that the stockholders ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending February 28, 2001. If the stockholders do not ratify, the Audit Committee will investigate the reasons for stockholder rejection and the Board of Directors will reconsider the appointment.

    The Board of Directors recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

                             STOCKHOLDER PROPOSALS

    Any stockholder proposals to be presented at the 2001 annual meeting of stockholders must be received by the Company no later than January 15, 2001 at its principal executive office at One North Jefferson Avenue, St. Louis, Missouri 63103 in order to be considered for inclusion in the Company's proxy statement and proxy relating to that meeting.

    Stockholders wishing to nominate one or more candidates for election to the Board of Directors, or propose any other business to be considered at any stockholder meeting, must comply with a Bylaw provision dealing with such matters. Pursuant to the Company's Bylaw provision, any stockholder of record of the Company eligible to vote in an election of directors may nominate one or more candidates for election to the Board of Directors, or propose business to be brought before a stockholder meeting, by giving written notice to the Company not less than 60 nor more than 90 days prior to the date of the meeting (if the Company gives less than 70 days notice or prior public disclosure of the date of the meeting, then the notice by the stockholder must be received by the Company not later than the close of business on the tenth day following the date on which the Company mailed the notice of the meeting or the date on which public disclosure was made). The notice by the stockholder should be sent to the Secretary of the Company at the address stated in the preceding paragraph.

    The notice by the stockholder to the Company must contain: (1) the name and address of the stockholder who intends to make the nomination(s) or propose the business, (2) the name and address of the candidate or candidates to be nominated (if applicable), (3) a written statement from any proposed nominee that the nominee consents to be named as a nominee and to serve as a director of the Company if elected (if applicable), (4) a representation that the stockholder is a holder of record of Company stock entitled to vote at the meeting and whether the stockholder intends to appear in person or by proxy at the meeting, (5) a description of all arrangements or understandings, if any, between the stockholder and each nominee and anyone else pursuant to which any nomination is to be made by the stockholder (if applicable), and (6) such other information regarding each nominee or each matter of business to be proposed as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or the matter been proposed, by the Board of Directors.

    At any stockholder meeting, the Chairman of the meeting may refuse to acknowledge the nomination of any person, or the proposal of any business, not made in compliance with the Bylaws. The foregoing requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement for any meeting. Any stockholder desiring a copy of the Company's Bylaws will be furnished one without charge upon written request sent to the Secretary of the Company at the address stated above.

                                 OTHER MATTERS

    The Board of Directors knows of no other business to be brought before the meeting. If any other matters properly come before the meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

May 15, 2000

                                        ----------------------------------------

                                           Proxy Statement
                                           and
                                           Notice of the
                                           Annual Meeting
                                           of Stockholders
                                           to be held
                                           June 22, 2000





                                           [A.G. Edwards, Inc. Logo]

                                           One North Jefferson Avenue
                                           St. Louis, Missouri 63103

                                        ----------------------------------------

                    [A.G. Edwards, Inc. Logo]

                                                          May 15, 2000

Dear Stockholder:

     The Annual Meeting of Stockholders of A.G. Edwards, Inc. will be held at the home office of the Company, One North Jefferson Avenue, St. Louis, Missouri, 63103 on Thursday, June 22, 2000, at 10:00 a.m. local time. At the meeting, stockholders will elect three directors, act on a proposal to ratify the appointment of the independent auditors of the Company for the fiscal year ending February 28, 2001, and transact such other business as may properly come before the meeting.

     It is important that your shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by telephone, the Internet or by completing the proxy form attached below and mailing the proxy form in the envelope provided.

         PLEASE VOTE BY TELEPHONE OR INTERNET AS EXPLAINED
                      ON THE REVERSE SIDE
                              OR
  DETACH AND MARK THE PROXY, SIGN IT BELOW AND RETURN IT IN THE
       POSTAGE PAID ENVELOPE ENCLOSED IN THIS PACKAGE.





* DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET *


                    [A.G. Edwards, Inc. Logo]

                   PROXY/VOTING INSTRUCTION CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF A.G. EDWARDS,
               INC. FOR THE ANNUAL MEETING ON JUNE 22, 2000.

     The undersigned stockholder of A.G. Edwards, Inc., a Delaware corporation (the "Company"), hereby appoints Benjamin F. Edwards III and Douglas L. Kelly, or either of them, each with full power of substitution, proxies or proxy of the undersigned, to vote all the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the meeting of the stockholders of the Company, to be held on Thursday, June 22, 2000, at 10:00 a.m., local time, at the home office of the Company, One North Jefferson Avenue, St. Louis, Missouri, and at any adjournments thereof, hereby revoking any proxy heretofore given.

     THIS PROXY WILL BE VOTED AS SPECIFIED IN THE SPACES PROVIDED THEREFOR
OR, IF NO SUCH SPECIFICATION IS MADE, IT WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

            (Continued, and to be signed and dated on reverse side.)


                                                  A.G. EDWARDS, INC.
                                                  P.O. BOX 11321
                                                  NEW YORK, N.Y. 10203-0321

                                         VOTE BY TELEPHONE OR INTERNET
           [A.G. Edwards, Inc. Logo]     24 HOURS A DAY, 7 DAYS A WEEK


             TELEPHONE
            800-520-5710

Use any touch-tone telephone to vote
your proxy. Have your proxy card in
hand when you call. You will be
prompted to enter your control
number, located in the box below, and
then follow the simple directions.


             INTERNET
 HTTP://PROXY.SHAREHOLDER.COM/AGE

Use the Internet to vote your proxy.
Have your proxy card in hand when
you access the website. You will be
prompted to enter your control
number, located in the box below, to
create an electronic ballot.


             MAIL

Mark, sign and date your proxy card
and return it in the postage-paid
envelope we have provided.


Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.


-----------------------------------------------------------
If you have submitted your proxy by telephone or the
Internet there is no need for you to mail back your proxy.
-----------------------------------------------------------





                                                  ------------------------------

CALL TOLL-FREE TO VOTE * IT'S FAST AND CONVENIENT       CONTROL NUMBER FOR
                  800-520-5710                      TELEPHONE OR INTERNET VOTING
                                                  ------------------------------


                     DETACH PROXY CARD HERE IF YOU ARE NOT
                        VOTING BY TELEPHONE OR INTERNET
--------------------------------------------------------------------------------


       PROXY SOLICITED BY THE BOARD OF DIRECTORS OF A.G. EDWARDS, INC.

1. ELECTION OF DIRECTORS
     / / FOR all nominees / / WITHHOLD AUTHORITY to vote     / / <F*>EXCEPTIONS
         listed below         for all nominees listed below.

   Nominees: Charmaine S. Chapman, Benjamin F. Edwards IV, Mark S. Wrighton (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
   MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE
   PROVIDED BELOW).
   <F*>Exceptions
                 ---------------------------------------------------------------

2. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company.


   FOR / /       AGAINST / /       ABSTAIN / /


3. In their sole discretion on such other matters as may properly come before such meeting and any adjournment or adjournments thereof.



                    Change of Address or
                     Comments Mark Here


The signature on this Proxy should correspond exactly with stockholder's name as printed to the left. In the case of joint tenancies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

Dated:                                                             , 2000
      -------------------------------------------------------------


-------------------------------------------------------------------------
                            Signature


-------------------------------------------------------------------------
                            Signature

VOTES MUST BE INDICATED     /X/


                PLEASE DETACH HERE
   YOU MUST DETACH THIS PORTION OF THE PROXY CARD
  * BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE *

                                   APPENDIX


     Page 19 of the printed Proxy contains a Performance Graph. The information contained in the graph appears in the table immediately following the graph.